Putnam VT Growth Opportunities Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (97.5%)(a)
	Shares	Value
Aerospace and defense (3.9%)
Boeing Co. (The)	32,868	$12,536,513
Raytheon Co.	52,768	9,607,997
TransDigm Group, Inc.(NON)	23,979	10,886,226

		33,030,736
Biotechnology (2.0%)
BioMarin Pharmaceutical, Inc.(NON)	85,006	7,551,083
Vertex Pharmaceuticals, Inc.(NON)	51,478	9,469,378

		17,020,461
Building products (—%)
Resideo Technologies, Inc.(NON)	2,831	54,610

		54,610
Capital markets (1.9%)
Intercontinental Exchange, Inc.	213,359	16,245,154

		16,245,154
Chemicals (4.1%)
Linde PLC	109,964	19,345,967
Sherwin-Williams Co. (The)	34,738	14,962,004

		34,307,971
Commercial services and supplies (1.5%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $44) (Private) (Germany)(NON)(F)(RES)	33	28
New Middle East Other Assets GmbH (acquired 8/2/13, cost $19) (Private) (Germany)(NON)(F)(RES)	14	12
Waste Connections, Inc.	145,496	12,889,491

		12,889,531
Consumer finance (0.3%)
Oportun Financial Corp. (acquired 6/23/15 to 9/18/2018, cost $2,752,843) (Private)(NON)(F)(RES)	966,485	2,072,288

		2,072,288
Entertainment (2.6%)
Live Nation Entertainment, Inc.(NON)	222,473	14,135,934
Netflix, Inc.(NON)	22,425	7,995,858

		22,131,792
Equity real estate investment trusts (REITs) (2.4%)
American Tower Corp.(R)	100,543	19,813,004

		19,813,004
Food and staples retail (0.8%)
Walmart, Inc.	72,042	7,026,256

		7,026,256
Food products (1.7%)
McCormick & Co., Inc. (non-voting shares)(S)	91,973	13,853,893

		13,853,893
Health-care equipment and supplies (6.9%)
Becton Dickinson and Co. (BD)	28,380	7,087,337
Boston Scientific Corp.(NON)	131,354	5,041,367
Danaher Corp.	143,877	18,994,642
ICU Medical, Inc.(NON)	22,064	5,280,577
IDEXX Laboratories, Inc.(NON)	50,070	11,195,652
Intuitive Surgical, Inc.(NON)	17,574	10,027,373

		57,626,948
Health-care providers and services (3.0%)
UnitedHealth Group, Inc.	102,707	25,395,333

		25,395,333
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $44) (Private) (Germany)(NON)(F)(RES)	66	56

		56
Industrial conglomerates (2.9%)
Honeywell International, Inc.	103,862	16,505,749
Roper Technologies, Inc.	23,704	8,106,057

		24,611,806
Insurance (0.7%)
Prudential PLC (United Kingdom)	310,274	6,213,288

		6,213,288
Interactive media and services (7.9%)
Alphabet, Inc. Class C(NON)	46,491	54,548,355
Facebook, Inc. Class A(NON)	71,136	11,857,660

		66,406,015
Internet and direct marketing retail (6.3%)
Amazon.com, Inc.(NON)	21,707	38,654,740
Booking Holdings, Inc.(NON)	7,833	13,667,880
Global Fashion Group SA (acquired 8/2/13, cost $2,106,383) (Private) (Luxembourg)(NON)(F)(RES)	49,722	448,464

		52,771,084
IT Services (9.7%)
Okta, Inc.(NON)	72,880	6,029,362
PayPal Holdings, Inc.(NON)	263,048	27,314,904
Visa, Inc. Class A(S)	218,059	34,058,635
Worldpay, Inc. Class A(NON)	122,346	13,886,271

		81,289,172
Life sciences tools and services (2.3%)
Lonza Group AG (Switzerland)	26,335	8,166,958
Mettler-Toledo International, Inc.(NON)	15,871	11,474,733

		19,641,691
Machinery (1.5%)
Fortive Corp.	145,360	12,194,250

		12,194,250
Media (2.0%)
Charter Communications, Inc. Class A(NON)	48,603	16,860,867

		16,860,867
Professional services (1.8%)
CoStar Group, Inc.(NON)	31,394	14,642,789

		14,642,789
Road and rail (2.1%)
Union Pacific Corp.	106,053	17,732,062

		17,732,062
Semiconductors and semiconductor equipment (1.6%)
NXP Semiconductors NV	34,338	3,035,136
Texas Instruments, Inc.	97,291	10,319,656

		13,354,792
Software (16.1%)
Adobe, Inc.(NON)	56,486	15,052,954
DocuSign, Inc.(NON)	139,748	7,244,536
Microsoft Corp.	589,153	69,484,705
RealPage, Inc.(NON)	127,846	7,758,974
Salesforce.com, Inc.(NON)	137,687	21,805,490
ServiceNow, Inc.(NON)	53,291	13,135,699

		134,482,358
Specialty retail (2.2%)
Home Depot, Inc. (The)	94,358	18,106,357

		18,106,357
Technology hardware, storage, and peripherals (5.6%)
Apple, Inc.	245,841	46,697,498

		46,697,498
Textiles, apparel, and luxury goods (2.9%)
lululemon athletica, Inc. (Canada)(NON)	51,410	8,424,557
NIKE, Inc. Class B	183,681	15,467,777

		23,892,334
Wireless telecommunication services (0.8%)
T-Mobile US, Inc.(NON)	96,268	6,652,117

		6,652,117

Total common stocks (cost $526,214,941)		$817,016,513

CONVERTIBLE PREFERRED STOCKS (0.7%)(a)
	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $3,808,373) (Private)(NON)(F)(RES)	112,616	$5,492,282

Total convertible preferred stocks (cost $3,808,373)		$5,492,282

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	430	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (6.3%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	Shares	37,402,200	$37,402,200
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	14,927,987	14,927,987
U.S. Treasury Bills 2.450%, 6/6/19(SEG)		$54,000	53,766
U.S. Treasury Bills 2.433%, 5/16/19(SEG)		227,000	226,330
U.S. Treasury Bills 2.468%, 7/25/19(SEG)		129,000	128,026
U.S. Treasury Bills 2.466%, 7/18/19(SEG)		7,000	6,950
U.S. Treasury Bills 2.457%, 8/1/19(SEG)		59,000	58,526
U.S. Treasury Bills 2.333%, 5/23/19(SEG)		50,000	49,831

Total short-term investments (cost $52,853,582)			$52,853,616
TOTAL INVESTMENTS

Total investments (cost $582,876,896)			$875,362,411

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $5,977,725) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/19/19	$5,874,610	$5,977,725	$103,115

	Unrealized appreciation						103,115

	Unrealized (depreciation)						—

	Total						$103,115
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	85	$12,046,200	$12,060,650	Jun-19	$45,952

Unrealized appreciation					45,952

Unrealized (depreciation)					—

Total					$45,952

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $838,296,441.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $8,013,130, or 1.0% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$52,673,575	$72,170,635	$87,442,010	$233,080	$37,402,200
	Putnam Short Term Investment Fund**	15,340,544	38,392,239	38,804,796	21,305	14,927,987

	Total Short-term investments	$68,014,119	$110,562,874	$126,246,806	$254,385	$52,330,187
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $37,402,200 which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $36,999,952.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $518,316.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$112,050,791	$—	$—
Consumer discretionary	94,321,311	—	448,520
Consumer staples	20,880,149	—	—
Financials	22,458,442	—	2,072,288
Health care	119,684,433	—	—
Industrials	115,155,744	—	40
Information technology	275,823,820	—	—
Materials	34,307,971	—	—
Real estate	19,813,004	—	—

Total common stocks	814,495,665	—	2,520,848
Convertible preferred stocks	—	—	5,492,282
Warrants	—	—	—
Short-term investments	14,927,987	37,925,629	—

Totals by level	$829,423,652	$37,925,629	$8,013,130
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$103,115	$—
Futures contracts	45,952	—	—

Totals by level	$45,952	$103,115	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 12/31/18	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3	Total transfers out of Level 3	Balance as of March 31, 2019
Common stocks*:
Consumer discretionary	$458,115	$—	$—	$(9,595)	$—	$—	$—	$—	$448,520
Financials	2,072,288	—	—	—	—	—	—	—	2,072,288
Industrials	40	—	—	—	—	—	—	—	40

Total common stocks	2,530,443	—	—	(9,595)	—	—	—	—	2,520,848
Convertible preferred stocks	5,492,282	—	—	—	—	—	—	—	5,492,282

Totals	$8,022,725	$—	$—	$(9,595)	$—	$—	$—	$—	$8,013,130
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
# Includes $9,595 related to Level 3 securities still held at period end.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$103,115	$—
Equity contracts	45,952	—

Total	$149,067	$—

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$6,000,000
Warrants (number of warrants)	400

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com